UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Scilex Holding Company (the “Company”) entered into that certain Standby Equity Purchase Agreement with YA II PN, LTD., a Cayman Islands exempt limited partnership (“Yorkville”), dated as of November 17, 2022 (the “Original Purchase Agreement”). On February 8, 2023, the Company entered into an Amended and Restated Standby Equity Purchase Agreement with Yorkville (the “Amended and Restated Purchase Agreement”), amending, restating and superseding the Original Purchase Agreement.

Pursuant to the Amended and Restated Purchase Agreement, the Company continues to have the right, but not the obligation, to sell to Yorkville up to $500,000,000 of its shares of common stock, par value $0.0001 per share (the “Common Stock”), from time to time at the Company’s sole and absolute discretion (each such sale, an “Advance”) by delivering written notice to Yorkville (each, an “Advance Notice”) until the first day of the month following the 36-month anniversary of the date on which the initial Registration Statement (as defined below) has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The shares of Common Stock purchased pursuant to an Advance will be purchased at a price equal to 98% of the VWAP during the applicable pricing period (each, a “Pricing Period”) for such Advance, which shall be the period commencing upon receipt by Yorkville of the Advance Notice (or the open of regular trading hours, if later) and ending on 4:00 p.m. on the same day. “VWAP” means, for a specified period, the volume weighted average price of the Common Stock on the Nasdaq Capital Market (“Nasdaq”) for such period as reported by Bloomberg L.P. through its “AQR” function.

Each Advance may be for a number of shares of Common Stock not to exceed 200% of the average of the daily trading volume of the Common Stock on Nasdaq during regular trading hours as reported by Bloomberg L.P. during the five trading days immediately preceding the date of the Advance Notice.

Yorkville’s purchase of shares of Common Stock under the Amended and Restated Purchase Agreement would be subject to certain limitations, including that Yorkville could not purchase shares that would result in it (together with its affiliates) owning more than 4.99% of the outstanding voting power or number of Common Stock after such purchase or that would result in it owning more than 19.9% of the Company’s aggregate amount of Common Stock issued and outstanding as of the date of the Original Purchase Agreement (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the average price of all applicable sales of Common Stock under the Amended and Restated Purchase Agreement equals or exceeds a certain minimum price.

As previously disclosed in the Current Report on Form 8-K filed by the Company on November 17, 2022, the Company previously paid Yorkville a structuring fee of $10,000 and issued 250,000 shares of Common Stock to Yorkville as a commitment fee pursuant to the Original Purchase Agreement (the “Commitment Shares”).

Yorkville’s obligation to purchase shares of Common Stock pursuant to the Purchase Agreement is subject to a number of conditions, including that a registration statement (the “Registration Statement”) be filed with the SEC, registering the Commitment Shares and any shares to be issued pursuant to an Advance under the Securities Act of 1933, as amended (the “Securities Act”), and that the Registration Statement is declared effective by the SEC. Pursuant to the terms of the Original Purchase Agreement, the Company previously filed a Registration Statement on Form S-1 (File No. 333-268607) with the SEC on November 30, 2022, which was declared effective by the SEC on December 9, 2022. As of the date of this Current Report on Form 8-K, no Advances have been requested or completed under the Original Purchase Agreement.

The foregoing is a summary description of certain terms of the Amended and Restated Purchase Agreement. For a full description of all terms, please refer to the copy of the Amended and Restated Purchase Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants contained in the Amended and Restated Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Amended and Restated Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Amended and Restated Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Amended and Restated Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Amended and Restated Purchase Agreement, Yorkville represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to Yorkville in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Amended and Restated Standby Equity Purchase Agreement, dated as of February 8, 2023, by and between Scilex Holding Company and YA II PN, LTD.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXRL).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: February 9, 2023

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